UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2024

The Beauty Health Company
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On December 12, 2024, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the "Board") of The Beauty Health Company (the "Company"), the Board appointed Mr. Stephen J. Fanning to the Board, effective as of December 12, 2024.

Mr. Fanning currently serves as Chairman of the Board for Champion Mfg. since May 2018, and he also currently serves as Chairman of the Board for LKC Technologies since July 2023. Mr. Fanning served on the board of directors of Fotona from February 2022 to November 2024. Mr. Fanning previously served as Chairman of the Board for Hydrafacial LLC ("Hydrafacial"), the Company’s flagship brand, from 2016 to 2020 when Hydrafacial was still a private company and prior to the closing of the business combination transaction between Hydrafacial and the Company in May 2021. From July 2019 through December 2023, Mr. Fanning served as President and Chief Executive Officer of Spectrum Solutions, a company that supports molecular diagnostic solutions. From March 2014 through March 2018, Mr. Fanning served as President and Chief Executive Officer of Z-Medica Corporation, which manufactures and markets a complete line of highly innovative hemostatic products. Beginning in January 2005, Mr. Fanning served for nine years as President and Chief Executive Officer of Solta Medical, Inc. (formerly Thermage, Inc.), a global leader in the medical aesthetics market. From August 2001 to January 2005, Mr. Fanning served as the President and Chief Executive Officer of Ocular Sciences, a manufacturer and distributor of disposable contact lenses. Previously, Mr. Fanning worked for 25 years for Johnson & Johnson, one of the world's largest manufacturers of healthcare products, where he served in various senior executive positions including President, Worldwide, of Johnson & Johnson's McNeil Specialty Products division, and President of Johnson & Johnson Medical. Mr. Fanning also served as Managing Director of Johnson & Johnson Austria/Switzerland, and Vice President, Sales, of Johnson & Johnson's McNeil Consumer Products Division. Mr. Fanning received his B.S. degree from Philadelphia University.

For the following reasons, the Board concluded that Mr. Fanning should serve as a director of the Company. Mr. Fanning's prior experience as Chairman of the Board for Hydrafacial and President and Chief Executive Officer of Spectrum Solutions, Z-Medica Corporation, Solta Medical, Inc. and Ocular Sciences, as well as his prior experience in the life sciences industry gives him insight into the strategic and operational issues in the medical, esthetician, and beauty retail industry.

The Nominating and Corporate Governance Committee and the Board determined that Mr. Fanning qualifies as an independent director for purposes of Nasdaq listing rules as well as applicable rules of the Securities and Exchange Commission ("SEC"). The Board appointed Mr. Fanning to serve as a member of the Company’s Nominating and Corporate Governance Committee, as well as the Company's Audit Committee, effective as of December 12, 2024.

Mr. Fanning’s compensation will be consistent with the Company’s previously disclosed standard compensatory arrangements for non-employee directors, which are described in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 26, 2024, under the heading “2023 Director Compensation.” Mr. Fanning’s compensation will be prorated to reflect the commencement date of his Board service.

In addition, Mr. Fanning will enter into the Company’s standard form of indemnification agreement, a form of which was filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2021.

There are no arrangements or understandings between Mr. Fanning and any other person pursuant to which he was named a director of the Company. Mr. Fanning has no family relationship with the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Fanning has not entered into any other material plan, contract, arrangement or amendment in connection with his appointment to the Board.

Mr. Fanning is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On December 17, 2024, the Company issued a press release announcing the appointment of Mr. Fanning as a director of the Board. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (this "Current Report"), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2024	The Beauty Health Company

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer